SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2021

INTRUSION INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-20191	75-1911917
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 East Park Blvd, Suite 1300 Plano, Texas	75074
(Address of Principal Executive Offices)	(Zip Code)

(972) 234-6400

(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	INTZ	Nasdaq Capital Market

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 25, 2021, our Board of Directors approved the 2021 Intrusion Inc. Omnibus Incentive Plan (the “2021 Plan”) subject to its approval by the Company’s stockholders. Our stockholders approved the 2021 Plan on May 18, 2021at our 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting”).

The terms of the 2021 Plan are set forth in our definitive proxy statement, filed with the SEC on April 5, 2021 (the “2021 Proxy Statement”), and the description of the 2021 Plan in Appendix A attached thereto is incorporated herein by reference. A copy of the 2021 Plan is also attached hereto as Exhibit 10.1. The summary in the 2021 Proxy Statement is qualified in its entirety by reference to the full text of the 2021 Plan.

Our executive officers, including our employee-director, Jack B. Blount, and our non-employee directors, Anthony J. LeVecchio, James F. Gero, Katrinka B. McCallum, Gregory K. Wilson, and Jamie M. Schnur, are entitled to participate in, and may receive equity awards under, the 2021 Plan. No equity awards were granted, nor any stock issued, under the 2021 Plan at the time it was presented for the approval of the Company’s stockholders at the 2021 Annual Meeting.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The 2021 Annual Meeting was held on May 18, 2021. Matters submitted to the stockholders of the Company (the “Stockholders”), which are more fully described in the 2021 Proxy Statement, were: (1) the election of six directors to serve until the next Annual Meeting of Stockholders of the Company, (2) the approval of the 2021 Plan, and (3) the ratification of the selection of Whitley Penn LLP as the Company’s independent auditors for fiscal year 2021.

On March 22, 2021, the record date for the Annual Meeting, there were 17,615,006 shares of Common Stock outstanding and entitled to vote. Stockholders holding 13,879,836 shares were present at the meeting, in person or represented by proxy.

Each of the director nominees set forth below was elected to hold office until his respective successor is duly elected and qualified or until their earlier death, resignation or removal. The Stockholders ratified the selection of Whitely Penn LLP as the Company’s independent auditors for the fiscal year ending December 31, 2021. The Stockholders also approved the 2021 Plan.

The table below shows the number votes cast for, against or withheld, as well as the number of broker non-votes for the proposal regarding the election of the six directors to serve until the 2022 Annual Meeting of Stockholders of the Company.

Name of Director Nominee	For	Withheld	Broker Non-Votes
Jack B. Blount	9,620,488	28,993	4,230,355
Anthony J. LeVecchio	9,616,705	32,776	4,230,355
James F. Gero	9,613,434	36,047	4,230,355
Katrinka B. McCallum	9,638,738	10,743	4,230,355
Gregory K. Wilson	9,637,085	12,396	4,230,355
Jamie M. Schnur	9,635,034	14.447	4,230,355

2

The table below shows the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes for the approval of the 2021 Plan.

For	Against	Abstain	Broker Non-Votes
9,098,466	527,904	23,086	4,230,355

The table below shows the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes for the proposal regarding the ratification of the selection of Whitely Penn LLP as the Company’s independent auditors for fiscal year 2021.

For	Against	Abstain	Broker Non-Votes
13,814,099	44,856	20,881	0

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description of Exhibit
10.1	2021 Intrusion Inc. Omnibus Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTRUSION INC.

Dated: May 21, 2021	By:	/s/ JACK B. BLOUNT
Jack B. Blount, Chief Executive Officer

3